UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2010

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DPAC Technologies Corp.
(Exact name of registrant as specified in its charter)

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California	0-14843	33-0033759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5675 Hudson Industrial Parkway Hudson, Ohio	44236
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:
(800) 553-1170

Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

DPAC Technologies Corp. issued a press release on November 15, 2010 announcing its 2010 third quarter results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibit.

Exhibit 99.1	Press release of DPAC Technologies Corp. dated November 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPAC TECHNOLOGIES CORP.

		By:	/s/ Stephen J. Vukadinovich
Stephen J. Vukadinovich
Chief Financial Officer

Dated:	November 15, 2010

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release of DPAC Technologies Corp. dated November 15, 2010.